UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

[X]  Filed by Registrant
[   ]  Filed by a Party other than the Registrant

Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2) )
[X]   Definitive Information Statement

Cyberlux Corporation
(Name of Registrant As Specified In Its Charter)

Commission File Number:        000-33415

Payment of Filing Fee:

[X]  No Fee Required
[   ]  Fee computed on table below per Exchange Act Rules14c-5(g) and 0-11.

Title of each class of securities to which transaction applies:_____________________ Aggregate number of securities to which transaction applies:_________________ Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

            ----------------------------------------------------------------------------------
Proposed maximum aggregate value of transaction: ______________
Total fee paid: ______________________________

[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid: __________________________
Form, Schedule or Registration No.: __________________
Filing Party: _____________________________
Date Filed: ______________________________

Cyberlux Corporation
50 Orange Road
P.O. Box 2010
Pinehurst, NC 28374

NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF MAJORITY
SHAREHOLDERS

Dear Shareholders:

We are writing to advise you that Cyberlux Corporation will increase the authorized number of shares of common stock, $.001 par value per share, from 20,000,000 to 100,000,000 as described in this Information Statement.  This action was approved on February 27, 2003, by unanimous approval of our Board of Directors.  In addition, shareholders holding a majority of our outstanding common stock approved this action by written consent, in lieu of a meeting on March 4, 2003, in accordance with the relevant sections of Nevada Corporation Law.  This action will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment with the Nevada Secretary of State.  We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to our shareholders.

Our purpose in increasing the number of authorized shares of common stock is to better position us to take advantage of possible future financings and other corporate purposes as the board of directors determines in its discretion to be in the best interest of the corporation.

No action is required by you.  The accompanying Information Statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934.  This Information Statement is being mailed to you on or about March 13, 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors,

  /s/ Donald F. Evans
Donald F. Evans
President

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY OF SHAREHOLDERS

We are furnishing this Shareholder Information Statement to you to provide you with information and a description of an action taken by written consent of a majority of our shareholders on March 4, 2003, in accordance with the relevant sections of the Nevada General Corporation Law.  This action was taken by 10 shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about March 13, 2003, to shareholders of record on March 13, 2003.  The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

GENERAL

On February 27, 2003, our Board of Directors unanimously approved, subject to shareholder approval an amendment to our Articles of Incorporation to increase the authorized number of shares of common stock, $.001 par value per share, from 20,000,000 to 100,000,000.

On, March 4, 2003, 10 shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved this action taken by written consent.  The proposed amendment to the Articles of Incorporation is attached hereto as   Exhibit A.

PURPOSE AND APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Our Articles of Incorporation currently authorize the issuance of 20,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock, par value $.001 per share.  Our board has unanimously adopted, subject to stockholder approval, an amendment to  our Articles of Incorporation to increase the number of authorized shares of our common stock from 20,000,000 shares to 100,000,000.

Approval of the amendment to our Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal.

The purpose of increasing the number of authorized shares of common stock is to provide additional shares which will be issued to fulfill possible future financings and such other corporate purposes as the board of directors determines in its discretion.  The increase in the number of authorized shares of common stock would enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

After filing the amendment, the board of directors is authorized to issue any of the additional shares of common stock at such times, to such persons and for such consideration as it may determine in its discretion.  When and if they issued, these additional shares of common stock would have the same rights and privileges as the presently issued and outstanding shares of common stock.

The issuance of any additional shares of common stock would also have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock.  Such dilution may be substantial, depending upon the amount of shares issued.

The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

PROCEDURE FOR APPROVAL OF AMENDMENTS TO OUR ARTICLES OF INCORPORATION; APPROVAL REQUIRED

The Nevada General Corporation Law requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority or the outstanding shares entitled to vote.  The Nevada General Corporation Law also provides than any action which may be taken at a meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On March 13, 2003, the record date for determination of the shareholders entitled to receive this Information Statement, there were 6,628,396 shares of common stock outstanding.  The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote or our shareholders.  We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the increase of authorized shares.  Our board of directors, by its unanimous written consent, adopted a resolution to increase the number of authorized shares of common stock.  By Action of Written Consent, dated March 4, 2003, holders representing 3,470,000 shares of issued and outstanding common stock or 52.4%  of the shares of outstanding common stock approved the increase in the number of authorized shares of common stock.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A.  We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

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DISSENTERS' RIGHTS

Nevada General Corporation Law does not provide for dissenters' right of appraisal in connection with the increase in the number of shares of authorized common stock.

INTERESTS IN CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the increase in number of shares of authorized common stock, which is not shared by all other shareholders of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 13, 2003, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Name of Beneficial Owner	Amount of Beneficial Owner	Percent of Class
Donald F. Evans
President, CEO, Director	1,405,000	21.2%

Alan H. Ninneman
Vice President, Director	650,000	9.8%

John W. Ringo
Secretary, Director	450,000	6.9%

David D. Downing
Treasurer, CFO	500,000	7.5%

All directors and named executive officers as a group	3,005,000	45.4%

Other shareholders who voted for in favor of the Amendment to the Articles of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.001 are:

Michael E. Kelly	100,000

Carothers H. Evans	140,000

Mary M. Evans	100,000

Katherine D. Evans	50,000

John S. Evans	50,000

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Heidi H. Evans	25,000
	465,000	7.0%
Total	3,470.000	52.4%

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned in City of Pinehurst, North Carolina, on March 13, 2003.

Cyberlux Corporation,
a Nevada corporation

By:       /s/ Donald F. Evans
            Donald F. Evans
            President

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EXHIBIT A

DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)	Office Use Only:
Important: Read attached Instruction 4 before completing

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.386 and 78.390 - After Issuance of Stock)
Remit In Duplicate

1. Name of corporation: Cyberlux Corporation

2. The articles have been amended as follows (provide article numbers, if available):

Article Four of the corporation's Articles of Incorporation is hereby amended to increase the authorized number of shares of Common Stock, $0.001 par value per share from 20.000.000 to 100,000,000.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 52.4%. .

4. Officer Signature (Required):

/s/ Donald F. Evans
Donald F. Evans, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above Information and remit the proper fees may cause this filing to be rejected.